                                    [Letterhead of Advanced Micro Devices, Inc.]

                                                                        CONTACT:
                                                                     Scott Allen
                                                                Public Relations
                                                                  (408) 749-3311

                         AMD RETURNS TO PROFITABILITY

    SUNNYVALE, CA--April 7, 1997--AMD today reported sales of $551,999,000 for its first quarter, ended March 30, 1997. Net income amounted to $12,951,000, or $0.09 per common share, fully diluted.

    Sales grew by more than 11 percent over the immediate-prior quarter, when AMD reported sales of $496,868,000, which resulted in a net loss of $21,243,000, or $0.15 per common share.

    Sales rose by 1.4 percent over the first quarter of 1996. In the like period a year ago, AMD reported sales of $544,212,000, which resulted in net income of $25,327,000, or $0.18 per common share, fully diluted. Last year's first quarter results included non-recurring charges of $8.7 million for expenses associated with the company's acquisition of NexGen, Inc., and a non-recurring pre-tax gain of $24.7 million resulting from a sale of securities.

    "Recovering strength in all sectors of our business produced the sales growth necessary for AMD to return to modest profitability even before volume shipments of AMD-K6(TM) MMX processors," said W.J. Sanders III, chairman and chief executive officer. "Revenue growth was led by flash memories, Microsoft(R) Windows(R) compatible microprocessors, and programmable logic devices from our Vantis division. Our book-to-bill ratio was greater than 1:1 in the quarter.

                                    -more-
                                                                           #9734

    "We made initial OEM shipments of 10,000 AMD-K6 processors during the March-ending quarter. Shipments of AMD-K5(TM) processors grew to 1.3 million units, with a richer product mix of mainly PR133 and PR166 devices," Sanders continued.

    "We are ramping production in order to ship hundreds of thousands of AMD-K6 MMX processors during the current quarter, and millions of units in the second half of 1997," Sanders concluded.

About AMD
---------

    AMD is a global supplier of integrated circuits for the personal and networked computer and communications markets. AMD produces processors, flash memories, programmable logic devices, and products for communications and networking applications. Founded in 1969 and based in Sunnyvale, California, AMD had revenues of $2 billion in 1996. (NYSE: AMD).

Cautionary Statement
--------------------

    Except for historical information contained herein, the matters discussed in this news release are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially, including the market acceptance and successful production ramp of the AMD-K6 MMX processor, the impact of competitive products and pricing, the timely development of wafer fabrication process technologies, the effect of changing economic conditions, and such risks and uncertainties detailed from time-to-time in the company's SEC reports.

WORLD WIDE WEB: Press announcements and other information about AMD are available on the Internet via the World Wide Web. Type http://www.amd.com at the URL prompt.

AMD-K6 and AMD-K5 are trademarks of Advanced Micro Devices, Inc.

AMD, the AMD logo and combinations thereof are trademarks of Advanced Micro Devices, Inc.

Microsoft and Windows are registered trademarks of Microsoft Corporation

                                                                           #9734

Advanced Micro Devices, Inc.
CONSOLIDATED BALANCE SHEETS
(Thousands)
                                                      March 30,   December 29,
                                                        1997         1996
                                                     (Unaudited)   (Audited)
-----------------------------------------------------------------------------
Assets
-----------------------------------------------------------------------------
Current assets:
   Cash, cash equivalents and short-term investments    $628,887   $  386,198
   Accounts receivable, net                              282,590      220,028
   Inventories                                           149,218      154,010
   Deferred income taxes                                 140,085      140,850
   Prepaid expenses and other current assets              51,976      127,991
-----------------------------------------------------------------------------
       Total current assets                            1,252,756    1,029,077

   Property, plant and equipment, net                  1,849,934    1,787,402
   Investment in joint venture                           187,566      197,205
   Other assets                                          135,870      131,599
-----------------------------------------------------------------------------
                                                      $3,426,126   $3,145,283
=============================================================================


Liabilities and Stockholders' Equity
-----------------------------------------------------------------------------
Current liabilities:
   Notes payable to banks                             $   12,965  $    14,692
   Accounts payable                                      233,237      224,139
   Accrued compensation and benefits                      65,838       66,745
   Accrued liabilities                                   106,796      103,436
   Income tax payable                                     45,547       51,324
   Deferred income on shipments to distributors          105,390       95,466
   Current portion of long-term debt and capital
     lease obligations                                    31,406       27,671
----------------------------------------------------------------------------
       Total current liabilities                         601,179      583,473

Deferred income taxes                                     98,777       95,102
Long-term debt and capital lease obligations,
  less current portion                                   682,413      444,830

Stockholders' equity:
   Capital stock:
     Common stock, par value                               1,400        1,380
   Capital in excess of par value                        989,767      957,226
   Retained earnings                                   1,052,590    1,063,272
-----------------------------------------------------------------------------
       Total stockholders' equity                      2,043,757    2,021,878
-----------------------------------------------------------------------------
                                                      $3,426,126   $3,145,283
=============================================================================

Advanced Micro Devices, Inc.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Thousands except per share amounts)


                                                    Quarter Ended
                                                     (Unaudited)
----------------------------------------------------------------------------
                                        March 30,    December 29,   March 31,
                                          1997            1996         1996
----------------------------------------------------------------------------
Net sales                                $551,999       $496,868    $544,212

Cost of sales                             349,076        354,622     368,735
Research and development                  104,908        107,499      94,780
Marketing, general and
  administrative                           94,519         88,292     103,011
----------------------------------------------------------------------------
                                          548,503        550,413     566,526

----------------------------------------------------------------------------

Operating income (loss)                     3,496        (53,545)    (22,314)

Interest income and other, net             13,322          4,079      28,059
Interest expense                           (9,410)        (7,601)     (1,981)

----------------------------------------------------------------------------

Income (loss) before income taxes
  and equity in joint venture               7,408        (57,067)      3,764
Provision (benefit) for income
  taxes                                     2,148        (22,826)          -

----------------------------------------------------------------------------

Income (loss) before equity
  in joint venture                          5,260        (34,241)      3,764

Equity in net income of
  joint venture                             7,691         12,998      21,563

----------------------------------------------------------------------------

Net income (loss) applicable
   to common stockholders                 $12,951       $(21,243)    $25,327

----------------------------------------------------------------------------

Net income (loss) per common
  share
- Primary                                 $  0.09       $  (0.15)    $  0.18
- Fully diluted                           $  0.09       $  (0.15)    $  0.18

----------------------------------------------------------------------------

Shares used in per share
  calculation
- Primary                                 146,751        137,693     138,399
- Fully diluted                           147,322        137,693     138,399
----------------------------------------------------------------------------

Advanced Micro Devices, Inc.                                    INFORMATION ONLY

--------------------------------------------------------------------------------
NON-GAAP CONSOLIDATED STATEMENTS OF OPERATIONS*
(Includes Pre-Tax FASL Investment Equity Income in Operating Income (Loss))
--------------------------------------------------------------------------------
(Thousands except per share amounts)


                                                     Quarter Ended
                                                      (Unaudited)
--------------------------------------------------------------------------------
                                          March 30,     December 29,   March 31,
                                            1997            1996         1996
--------------------------------------------------------------------------------
Net sales                                   $551,999       $496,868    $544,212

Cost of sales                                349,076        354,622     368,735
Income from equity investment in FASL        (12,482)       (19,996)    (33,174)
Research and development                     104,908        107,499      94,780
Marketing, general and administrative         94,519         88,292     103,011
--------------------------------------------------------------------------------
                                             536,021        530,417     533,352
--------------------------------------------------------------------------------
Operating income (loss)                       15,978        (33,549)     10,860

Interest income and other, net                13,322          4,079      28,059
Interest expense                              (9,410)        (7,601)     (1,981)
--------------------------------------------------------------------------------
Income (loss) before income taxes             19,890        (37,071)     36,938
Provision (benefit) for income taxes           2,148        (22,826)          -
Provision for taxes on equity income in FASL   4,791          6,998      11,611
--------------------------------------------------------------------------------
Net income (loss) applicable
  to common stockholders                     $12,951       $(21,243)    $25,327
--------------------------------------------------------------------------------
Net income (loss) per common share
- Primary                                    $  0.09       $  (0.15)    $  0.18
- Fully diluted                              $  0.09       $  (0.15)    $  0.18
--------------------------------------------------------------------------------
Shares used in per share calculation
- Primary                                    146,751        137,693     138,399
- Fully diluted                              147,322        137,693     138,399
--------------------------------------------------------------------------------
* The above statements of operations are not in accordance with generally accepted accounting principles (GAAP) in that the pre-tax equity income of FASL has been reclassified and included in the determination of operating income (loss). Net income (loss) and related net income (loss) per common share amounts are the same as those reported under GAAP.



                                                      AMD
                                             SELECTED CORPORATE DATA
                                                    (UNAUDITED)
=====================================================================================================

PRODUCT LINE BREAKDOWN
----------------------              Q1 '97                   Q4 '96                     Q1 '96
                            % OF SALES   REVENUE    % OF SALES     REVENUE     % OF SALES     REVENUE
=====================================================================================================
Communications Group
(CPD, LPD, NPD)                 31       $171M           33        $166M         33         $ 182M

Vantis (PLD)                    13         69M           12          59M         13            70M

Memory Group (NVD)              33        184M           33         162M         39           210M

Computation Products Group
(CMD, PPD, TMD)                 23        128M           22         110M         15            82M

=====================================================================================================

OTHER DATA                      Q1 '97                      Q4 '96                     Q1 '96
=====================================================================================================

Depreciation
and Amortization                 $  91M                     $   88M                   $   80M

Capital Additions                  174M                        144M                       96M

Headcount                        12,025                      12,181                    12,806

-----------------------------------------------------------------------------------------------------
International Sales                56%                         55%                       52%
